Exhibit 99.1
Buckeye Partners, L.P. Morgan Stanley Midstream Energy MLP & Diversified Natural Gas Corporate Access Day March 16, 2011

Legal Notice / Forward-Looking Statements Forward-Looking Statements The information contained in this presentation includes "forward-looking statements." All statements that express belief, expectation, estimates or intentions, as well as those that are not statements of historical facts, are forward-looking statements. Such statements use forward-looking words such as "proposed," "anticipate," "project," "potential," "could," "should," "continue," "estimate," "expect," "may," "believe," "will," "plan," "seek," "outlook" and other similar expressions that are intended to identify forward-looking statements, although some forward-looking statements are expressed differently. These statements discuss future expectations and contain projections. Specific factors that could cause actual results to differ from those in the forward-looking statements include, but are not limited to: (1) changes in federal, state, local, and foreign laws or regulations to which we are subject, including those that permit the treatment of us as a partnership for federal income tax purposes, (2) terrorism, adverse weather conditions, including hurricanes, environmental releases, and natural disasters, (3) changes in the marketplace for our products or services, such as increased competition, better energy efficiency, or general reductions in demand, (4) adverse regional, national or international economic conditions, adverse capital market conditions or adverse political development, (5) shutdowns or interruptions at the source points for the products we transport, store, or sell, (6) unanticipated capital expenditures in connection with the construction, repair, or replacement of our assets, (7) volatility in the price of refined petroleum products and the value of natural gas storage services, (8) nonpayment or nonperformance by our customers, (9) our ability to realize efficiencies expected to result from our previously announced reorganization, and (10) our ability to integrate acquired assets with our existing assets and to realize anticipated cost savings and other efficiencies. These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other known or unpredictable factors could also have material adverse effects on future results. Consequently, all of the forward-looking statements made in this document are qualified by these cautionary statements, and we cannot assure you that actual results or developments that we anticipate will be realized or, even if substantially realized, will have the expected consequences to or effect on us or our business or operations. You should read our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2010, for a more extensive list of factors that could affect results. We undertake no obligation to revise our forward-looking statements to reflect events or circumstances occurring after today's date.

About Buckeye Buckeye Partners, L.P. is a publicly traded partnership (NYSE:BPL) that provides midstream logistics services Buckeye is entering its 125th year of continuous operations Current market capitalization of approximately $5.5 billion Investment grade credit rating The current management team has consistently executed on each element of our strategy to transform Buckeye into a best- in-class asset manager by: Implementing best practices across our business Strengthening our balance sheet and enhancing our credit metrics Improving our cost structure through an organizational restructuring in 2009 Expanding our asset portfolio through accretive acquisitions and organic growth projects Diversifying our legacy business into new geographies, products, and asset classes Increasing cash distributions each quarter Increasing the cash distribution coverage ratio Reducing cost of capital through the buy-in of our general partner We continue to be committed to our mission of delivering superior returns through our talented, valued employees and our core strengths of: Best-in-class customer service Operational excellence that provides consistent, reliable performance to optimize the assets we own and operate An unwavering commitment to safety, environmental responsibility, and personal integrity An entrepreneurial approach toward asset acquisition and development Overview

Key Highlights ~5,400 miles of pipeline Approximately 100 delivery locations 69 refined petroleum product terminals Approximately 53 million barrels of liquid petroleum product storage capacity ~29 Bcf of working natural gas storage capacity in northern California ~2,600 miles of pipeline under operation and maintenance contracts Terminal and Delivery Locations Asset Map

BORCO Overview BORCO owns and operates a world-class marine storage terminal for liquid petroleum products 21.6 MMBbls capacity located in Freeport, Bahamas Stores various grades of Fuel Oil, Crude Oil, and Refined Petroleum Products Provides ancillary services such as berthing, blending, bunkering, and transhipping Located 80 miles from Southern Florida and 920 miles from New York Harbor Deepwater access up to 91 feet and the ability to berth VLCCs and ULCCs Fully contracted facility with mostly long-term (3-5 years) capacity leases Facility Layout Strategy BORCO is strategically positioned to act as a hub in facilitating international logistics and trade for bulk- build, break-bulk, and blending operations Room for significant growth opportunities to meet long-term excess demand Identified near term expansion opportunity to develop up to 7.5 MMBbls including flexible storage phased in over the next 2-3 years

World-Class Logistics Hub Fully Contracted Storage Product Breakdown Currently the fourth largest oil and petroleum products storage facility in the world Existing storage capacity is fully contracted Current demand levels for BORCO are well in excess of available capacity Room to double existing storage capacity of facility Deals Crude Oil 23 CPP 13 Fuel Oil 64 World-Class Customer Base Highly credit-worthy customer base consisting largely of major and national oil companies Long-term (3-5 years) storage contracts Active dialogue with existing customers is indicating high likelihood of contract renewals Contracting Party Storage Volume (MMBbls)(1) Crude Fuel Oil CPP Major Oil Companies 10.2 X X X National Oil Companies 4.3 X Major Commodity Traders 3.8 X Major Energy Companies 2.5 X X Total 20.9 0.7MMBls of additional tankage are reserved for tank maintenance needs and BORCO's private use.

BORCO Product Flows Incoming Product Gasoline from Europe/India Fuel Oil from the Gulf Coast & South America Crude from West Africa & South America Outgoing Product Fuel oil to China Gasoline into New York Harbor and southeast U.S. ports Crude to the Gulf Coast Middle distillates to Europe Gasoline & Fuel Oil to the Caribbean

Other Recent Acquisitions Niche terminal strategically located to serve Alexandria and Lafayette Markets Current refined storage capacity 135 mbbls Multi-year commitment from Chevron to maintain historical terminal volumes Industry interest in expanding terminal Acquired in November 2010 for $13.0 million Yabucoa, Puerto Rico Opelousas, Louisiana Well maintained facility with superior blending/manufacturing facilities located in Puerto Rico 4.6 million barrels of gasoline, jet fuel, diesel, fuel oil, and crude storage capacity Strategic location supports a strong local market and also provides regional growth opportunities Long-term fee-based revenues supported by multi-year volume commitments from Shell Acquired December 2010 for $36.1 million Increased Stake in West Shore Pipe Line Buckeye purchase additional ownership in West Shore Pipe Line Company from an affiliate of BP plc. Ownership interest increased to 36.4% from 24.9% Buckeye is currently the operator of the 650 mile pipeline system which transports refined products from Chicago to northern Illinois and Wisconsin Additional interest acquired in August 2010 for $13.5 million

Strong Financial Performance Adjusted EBITDA ($MM) (1) Distributions per Unit Distribution Coverage (2) (3) Net LT Debt / Adjusted EBITDA (1) See Appendix for Non-GAAP Reconciliations Distributable cash flow divided by cash distributions declared for the respective period. 2010 includes distributions declared on units issued in GP merger

Summary Proven 24-year track record as a publicly traded partnership through varying economic and commodity price cycles Diversified portfolio of assets provides balanced mix of stability and growth and is well positioned to take advantage of improving economic conditions Reorganization in 2009 supports partnership objective to transform Buckeye into the best-in-class asset manager operating with a highly commercialized and entrepreneurial focus Investment grade financial metrics with a conservative approach toward financing growth With the completion of our general partner merger, we have lowered our cost of equity capital and enhanced our competitive position to successfully compete for high growth acquisition opportunities and expansion projects Recent acquisitions including our BORCO and Yabucoa facilities provide Buckeye with increased geographical and economic diversity, including access to international logistics opportunities Execution of our strategy has allowed Buckeye to increase distributions to unitholders for 27 consecutive quarters Overview

Non-GAAP Reconciliations

Explanation of Non-GAAP Measures Explanation of Non-GAAP Measures Buckeye's equity-funded merger (the "Merger") with Buckeye GP Holdings L.P. ("BGH") in the fourth quarter of 2010 has been treated as a reverse merger for accounting purposes. As a result, the historical results presented herein for periods prior to the completion of the merger are those of BGH, and the diluted weighted average number of Limited Partnership ("LP") units outstanding increased from 20.0 million in the fourth quarter of 2009 to 44.3 million in the fourth quarter of 2010. Additionally, Buckeye incurred a non-cash charge to compensation expense of $21.1 million in the fourth quarter of 2010 as a result of a distribution of LP units owned by BGH GP Holdings, LLC to certain officers of Buckeye, which triggered a revaluation of an equity incentive plan that had been instituted in 2007. EBITDA, a measure not defined under U.S. generally accepted accounting principles ("GAAP"), is defined by Buckeye as net income attributable to Buckeye's unitholders before interest and debt expense, income taxes, and depreciation and amortization. The EBITDA measure eliminates the significant level of non-cash depreciation and amortization expense that results from the capital-intensive nature of Buckeye's businesses and from intangible assets recognized in business combinations. In addition, EBITDA is unaffected by Buckeye's capital structure due to the elimination of interest and debt expense and income taxes. Adjusted EBITDA, which also is a non-GAAP measure, is defined by Buckeye as EBITDA plus: (i) non-cash deferred lease expense, which is the difference between the estimated annual land lease expense for Buckeye's natural gas storage facility in the Natural Gas Storage segment to be recorded under GAAP and the actual cash to be paid for such annual land lease, (ii) non-cash unit-based compensation expense, (iii) the 2009 non-cash impairment expense related to the natural gas liquids pipeline that Buckeye sold in January 2010 (the "Buckeye NGL Pipeline"), (iv) the 2009 expense for organizational restructuring (the "Organizational Restructuring Expense"), (v) the 2010 non-cash BGH GP Holdings, LLC equity plan modification expense (the "Equity Plan Modification Expense"), and (vi) income attributable to noncontrolling interests related to Buckeye for periods prior to the Merger. The EBITDA and Adjusted EBITDA data presented may not be directly comparable to similarly titled measures at other companies because EBITDA and Adjusted EBITDA exclude some items that affect net income attributable to Buckeye's unitholders, and these measures may be defined differently by other companies. Management of Buckeye uses Adjusted EBITDA to evaluate the consolidated operating performance and the operating performance of the business segments and to allocate resources and capital to the business segments. In addition, Buckeye's management uses Adjusted EBITDA as a performance measure to evaluate the viability of proposed projects and to determine overall rates of return on alternative investment opportunities. Distributable cash flow, which is a financial measure included in this presentation, is another measure not defined under GAAP. Distributable cash flow is defined by Buckeye as net income attributable to Buckeye's unitholders, plus: (i) depreciation and amortization expense, (ii) noncontrolling interests related to Buckeye that were eliminated as a result of the Merger, (iii) deferred lease expense for Buckeye's Natural Gas Storage segment, (iv) non-cash unit-based compensation expense, (v) the Equity Plan Modification Expense, (vi) the Buckeye NGL Pipeline impairment expense, (vii) the senior administrative charge, and (viii) the Organizational Restructuring Expense (items (i) through (vii) of which are non- cash expense); minus maintenance capital expenditures. Buckeye's management believes that distributable cash flow is useful to investors because it removes non-cash items from net income and provides a clearer picture of Buckeye's cash available for distribution to its unitholders. EBITDA, Adjusted EBITDA, and distributable cash flow should not be considered alternatives to net income, operating income, cash flow from operations, or any other measure of financial performance presented in accordance with GAAP. Buckeye believes that investors benefit from having access to the same financial measures used by Buckeye's management. Further, Buckeye believes that these measures are useful to investors because they are one of the bases for comparing Buckeye's operating performance with that of other companies with similar operations, although Buckeye's measures may not be directly comparable to similar measures used by other companies.

Net Income to Adjusted EBITDA Adjusted EBITDA ($M) (1) In 2010, BPL revised its definition of Adjusted EBITDA to exclude non-cash unit-based compensation expense, the 2010 non-cash equity plan modification expense and income attributable to noncontrolling interests affected by the Merger for periods prior to our buy-in of our general partner. These amounts were excluded from Adjusted EBITDA presented for 2008, 2009 and 2010 in our Annual Report on Form 10-K for the year ended December 31, 2010. Adjusted EBITDA for 2006 and 2007 have been restated in this presentation to exclude these amounts for comparison purposes On November 19, 2010, BPL merged with Buckeye GP Holdings L.P.

Net Income to Distributable Cash Flow Distributable Cash Flow ($M) On November, 19, 2010, BPL merged with Buckeye GP Holdings L.P. Represents cash distributions declared for respective periods.